                              [SHARER IMAGE LOGO]

                                                                     May 8, 2000

TO THE STOCKHOLDERS OF
SHARPER IMAGE CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") on June 12, 2000 at 10:00 a.m., which will be held at the World Trade Club, Ferry Building, San Francisco, California 94111.

     Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. At the Annual Meeting, we will present a report on the progress of the Company during the past year.

     Accompanying this Proxy Statement is our 1999 Annual Report to
Stockholders.

     We hope that you will attend the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card promptly in the accompanying reply envelope so that your shares will be represented at the Annual Meeting.

                                           Sincerely yours,

                                           Richard Thalheimer
                                           Founder, Chairman of the Board, and
                                           Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           SHARPER IMAGE CORPORATION
                                650 DAVIS STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2000

     The Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") will be held at the World Trade Club, Ferry Building, San Francisco, California 94111, on Monday, June 12, 2000, at 10:00 a.m., for the following purposes:

          1. To elect Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve the Company's 2000 Stock Incentive Plan under which 3,147,107 shares of Common Stock will initially be reserved for issuance, of which 2,095,622 have been granted, but remain un-exercised under the Company's previously approved stock option plans;

          3. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 2001; and

          4. To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Stockholders of record at the close of business on April 17, 2000 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend, please sign, date, and return the enclosed proxy card in the envelope provided. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Richard Thalheimer
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

San Francisco, California
May 8, 2000

                              [SHARER IMAGE LOGO]
                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS OF

                           SHARPER IMAGE CORPORATION
                            TO BE HELD JUNE 12, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sharper Image Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. at the World Trade Club, Ferry Building, San Francisco, California 94111 on June 12, 2000 and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about May 8, 2000.

     The address of the principal executive office of the Company is 650 Davis Street, San Francisco, California 94111.

                                 VOTING RIGHTS

     Only stockholders of record of the Company's Common Stock ("Common Stock") at the close of business on April 17, 2000 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holders thereof to one vote on each matter to come before the Annual Meeting. On April 17, 2000, there were 12,026,259 shares of Common Stock outstanding.

     The enclosed proxy is solicited by the Company's Board of Directors ("Board of Directors" or "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals discussed herein and in the discretion of the proxy holders on other matters presented at the Annual Meeting. Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, then in the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions which may be specified on all proposals other than the election of Directors are counted in tabulations of the votes cast on proposals presented to stockholders; whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                            REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares covered by the proxy in person.

                            SOLICITATION OF PROXIES

     The entire cost of soliciting proxies will be borne by the Company. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, facsimile, e-mail, or other means by directors, officers, employees or agents of the Company who will not receive additional compensation for such solicitation. Copies of the solicitation material will be furnished to brokerage firms, fiduciaries and other custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Such persons will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five (5) Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified. Set forth below is information regarding the nominees to the Board of Directors for election as Directors.

     It is intended that the proxies will be voted for the election as Directors of the five nominees named below, unless authority to vote for any such nominee is withheld. The five nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected. In the unanticipated event that a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve if elected, and the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

NOMINEES TO THE BOARD OF DIRECTORS

                NAME                                   PRINCIPAL OCCUPATION                     AGE
                ----                                   --------------------                     ---
Richard Thalheimer...................  Founder, Chairman of the Board and Chief Executive       52
                                       Officer of Sharper Image Corporation
Alan Thalheimer......................  Retired Business Executive                               74
Gerald Napier........................  Retired President, I. Magnin and Company                 73
Morton David.........................  Retired Chairman, Franklin Electronic Publishers         63
                                       Inc..................................................
George James.........................  Retired Senior Vice President and Chief Financial        62
                                       Officer, Levi Strauss & Co.

     Richard Thalheimer is the founder of the Company and has served as Chief Executive Officer and as a Director of the Company since 1978 and as Chairman of the Board of Directors since 1985. Mr. Richard Thalheimer also served as President of the Company through July 1993.

     Alan Thalheimer has been a Director of the Company since June 1981 and was President of Thalheimer, Inc. or its predecessor from May 1981 until retiring in 1993. Mr. Alan Thalheimer is the father of Mr. Richard Thalheimer.

     Gerald Napier has been a Director of the Company since April 1997. Mr. Napier was the President of I. Magnin and Company from February 1982 until retiring in 1988. Mr. Napier was Senior Vice President of General Operations at Abraham and Straus from 1977 to 1982.

     Morton David has been a Director of the Company since January 1998. Mr. David was Chairman, President and Chief Executive Officer of Franklin Electronic Publishers, Inc. from May 1984 until his retirement in February 1998.

     George James has been a Director of the Company since June 1999. Mr. James was Senior Vice President and Chief Financial Officer of Levi Strauss & Co. from 1985 until his retirement in 1998. Mr. James was Executive Vice President and Group President from 1984 to 1985, and was Executive Vice President and Chief Financial Officer from 1982 to 1983 at Crown Zellerbach Corporation. Mr. James was Senior Vice President and Chief Financial Officer from 1972 to 1982 with Arcata Corporation. Mr. James is a Director of Crown Vantage, Inc.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during fiscal 1999. Each Director attended more than seventy-five percent (75%) of the aggregate of (i) the total number of such meetings held during

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

the fiscal year, or a portion of the fiscal year, during which such Director served as a member of the Board, and (ii) the total number of meetings held by all committees of the Board on which such Director served as a member, except Director George James who attended 67% of such meetings. The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board was established in November 1987 and during fiscal 1999 consisted of Directors Gerald Napier, Morton David, Alan Thalheimer, Maurice Greg and George James. Mr. David was appointed to the Audit Committee in April 1999. Mr. James was appointed to the Audit Committee in June 1999. As of January 31, 2000 the Audit Committee consisted of Messrs. Napier, David and James. The Audit Committee is responsible for recommending engagement of the Company's independent auditor, approving services performed by such accountants and reviewing internal accounting controls, audit plans and results, and financial reporting procedures. The Audit Committee held four meetings during fiscal 1999.

     The Compensation Committee was established in November 1987 and during fiscal 1999 consisted of Directors Gerald Napier, Morton David, Maurice Gregg and George James. Mr. James was appointed to the Compensation Committee in June 1999. As of January 31, 2000 the Compensation Committee consisted of Messrs. Napier, David and James. The Compensation Committee is responsible for making and reviewing recommendations regarding employee compensation and administering the Company's Stock Option Plan (the "Option Plan"). The Compensation Committee held one meeting during fiscal 1999.

     The Board of Directors does not have a nominating committee or committee performing similar functions.

DIRECTOR REMUNERATION

     During fiscal 1999, for the first three quarters of the fiscal year each of the Company's non-employee Directors was paid a quarterly retainer of $1,250 per quarter plus $1,000 for attending each regular meeting of the Board of Directors. Effective with the fourth quarter the quarterly retainer was increased to $2,500 per quarter plus $2,000 for attending each regular meeting of the Board of Directors. The general policy of the Company is to reimburse Directors for all reasonable expenses incurred to attend each meeting of the Board of Directors. All Directors are also eligible to participate in certain of the Company's employee benefit plans. The non-employee directors are granted automatic options at the start of each fiscal quarter under the 1999 amendment of the Non-Employee Directors Stock Option Plan after six month's service on the Board. On May 1, 1999, August 1, 1999, November 1, 1999 and February 1, 2000 each of the non-employee directors, Messrs. A Thalheimer, Napier and David, were granted an option under the 1999 amendment of the Non-Employee Directors Stock Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $10.375, $10.000, $11.500 and $9.375 respectively, the fair market value on grant date. Mr. James was first elected to the Board of Directors on June 7, 1999 and, as a non-employee director was granted an option under the 1999 amendment of the Non-Employee Directors Stock Option Plan to purchase 2,000 shares upon first being elected to the Board of Directors at an exercise price of $8.750, the fair market value on grant date. On February 1, 2000, Mr. James was granted an option under the 1999 amendment of the Non-Employee Directors Stock Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $9.375, the fair market value on grant date. The shares subject to these options will vest upon the optionee's completion of one (1) year of Board service measured from the grant date.

                                 PROPOSAL NO. 2

              APPROVAL OF THE COMPANY'S 2000 STOCK INCENTIVE PLAN

GENERAL

     The stockholders are being asked to approve the Company's 2000 Stock Incentive Plan (the "Incentive Plan"), under which 3,147,107 shares of common stock will initially be reserved for issuance. The Board adopted the Incentive Plan on April 17, 2000, subject to stockholder approval. The Incentive Plan will allow the Company to provide key employees (including officers and directors), non-employee Board members and independent consultants and advisors in the Company's service the continuing opportunity to acquire a meaningful equity interest in the Company as an incentive for them to remain in service. The Board believes that such equity incentives are a significant factor in the Company's ability to attract and retain the key individuals who are essential to the Company's long-term growth and financial success.

     The Incentive Plan is a comprehensive equity incentive plan intended to serve as the successor program to the Company's 1985 Stock Option Plan as amended and 1994 Non-Employee Director Stock Option Plan as amended (the "Predecessor Plans"). The 3,147,107 shares of common stock initially authorized for issuance under the Incentive Plan will consist of (i) the number of shares available for issuance under the Predecessor Plans on April 28, 2000 (2,397,107), including the shares subject to outstanding options (2,095,622) and the shares available for future grant under those plans (301,485), and (ii) an additional increase on June 12, 2000 of 750,000 shares. This share reserve will automatically increase on the first trading day of each fiscal year, beginning with fiscal year 2001 (which will begin February 1, 2001), by an amount equal to three percent (3%) of the total number of shares of common stock outstanding on the last trading day of the immediately preceding fiscal year, but in no event will any such annual increase exceed 500,000 shares.

     Should an outstanding option expire or terminate for any reason prior to exercise in full (including options transferred from the Predecessor Plans and options cancelled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Incentive Plan. Unvested shares issued under the Incentive Plan and subsequently repurchased by the Company at the original option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Incentive Plan. Shares subject to any stock appreciation rights exercised under the Incentive Plan will not be available for subsequent issuance.

     In no event may any single participant in the Incentive Plan receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of common stock in the aggregate per fiscal year.

     The following is a summary description of the Incentive Plan. A copy of the Incentive Plan is attached in its entirety to the proxy statement filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site that contains reports, proxy and information statements and other materials that are filed through the Commission's Electronic Data Gathering, Analysis and Retrieval Systems, which can be accessed at http:\www.sec.gov. In addition a copy of the Incentive Plan can be obtained from the Company through a request to the Company's principal executive office, attention: Chief Financial Officer.

DESCRIPTION OF INCENTIVE PLAN

  Plan Structure

     The Incentive Plan is divided into four (4) separate equity incentive programs: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program, (iii) the Automatic Option Grant Program and (iv) the Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee of the Board will have exclusive authority to administer the Discretionary Option Grant Program and the Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee and a

Secondary Committee of one or more Board members will each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term "Plan Administrator," as used in this Proposal, will mean either the Compensation Committee or the Secondary Committee; to the extent each such entity is acting within the scope of its administrative jurisdiction under the Incentive Plan. Neither the Compensation Committee nor the Board will exercise any administrative discretion with respect to option grants under the Automatic Option Grant or Director Fee Option Grant Programs for the non-employee Board members. All grants under those latter two programs will be made in strict compliance with the express provisions of each such program.

     The Discretionary Option Grant, Stock Issuance, Automatic Option Grant Programs and Director Fee Option Grant Program under the Incentive Plan will become effective at the time it is approved by the stockholders (the "Effective Date").

     On the Effective Date, all outstanding options under the Predecessor Plans will be transferred to the Incentive Plan, and no further option grants or share issuances will be made under the Predecessor Plans. The transferred options will continue to be governed by their existing terms, unless the Plan Administrator elects to extend one or more features of the Incentive Plan to those options. Except as otherwise noted below, the transferred options have substantially the same terms as will be in effect for grants made under the Discretionary Option Grant Program of the Incentive Plan, or for options granted under the 1994 Non-Employee Director Stock Option Plan, the same terms as will be in effect for grants made under the Automatic Option Grant Program.

  Eligibility

     Employees (including officers), non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Non-employee Board members will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

DISCRETIONARY OPTION GRANT PROGRAM

  Grants

     The Plan Administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

  Price and Exercisability

     Each granted option will have an exercise price per share not less than 100% of the fair market value per share of common stock on the option grant date, and no granted option will have a term in excess of 10 years. Each option will generally become exercisable for fully vested shares in a series of installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. However, any shares acquired under those options will be unvested and subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

     The exercise price may be paid in cash or in shares of the common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a designated brokerage firm will affect an immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

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

     No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members or to the optionee's former spouse, to the extent such transfer or assignment is in furtherance of the optionee's estate plan or pursuant to a domestic relations order. The optionee may also designate one or more beneficiaries to automatically receive his or her outstanding options at death.

  Termination of Service

     Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

  Cancellation/Regrant Program

     The Plan Administrator will have the authority to effect, with the consent of the affected option holders, the cancellation of outstanding options under the Option Grant Program (including options transferred from the Predecessor Plans) in return for the grant of new options for the same or a different number of option shares with an exercise price per share based upon the fair market value of the common stock on the new grant date.

STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or, in the discretion of the Plan Administrator, through a promissory note payable to the Company. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of common stock may also be issued under the Stock Issuance Program pursuant to share right awards, which entitle the recipients to receive those shares upon the attainment of designated performance goals or completion of a specified service period. The Plan Administrator will have complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

     The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. The Plan Administrator will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Stock Issuance Program.

     Outstanding share right awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

AUTOMATIC OPTION GRANT PROGRAM

  Grants

     Under the Automatic Option Grant Program, eligible non-employee Board members will receive a series of option grants over their period of Board service. Each individual who first becomes a non-employee Board member at any time on or after the 2000 Annual Meeting will receive an initial option grant under the program for 2,000 shares of common stock on the date such individual joins the Board, provided such individual has not been in the Company's prior employ. In addition, on the first day of each fiscal quarter, beginning with the first quarter ending after the 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 2,000 shares of common stock, provided he or she has served as a non-employee Board member for at least six
(6) months. There will be no limit on the number of such 2000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service, and non-employee Board members who have previously been in the Company's employ will be eligible to receive one or more such annual option grants over their period of Board service.

  Option Terms

     Each automatic grant will have an exercise price per share equal to the fair market value per share of common stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any unvested shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each 2,000-share option will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. However, the shares subject to each outstanding automatic option grant will immediately vest in full upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member. Following the optionee's cessation of Board service for any reason, each option will remain exercisable for the period designated by the Plan Administrator at the time of the option grant and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service.

DIRECTOR FEE OPTION GRANT PROGRAM

     Each non-employee Board member may elect, prior to the start of each fiscal year, to apply all or any portion of any annual retainer fee otherwise payable in cash for his or her period of service on the Board for that year to the acquisition of a stock option grant or restricted stock. The option grant or restricted stock will automatically be made on the first trading day in the fiscal year for which the director fee election is in effect. Any option will have a maximum term of 10 years measured from the grant date and an exercise price per share equal to the fair market value of the option shares on such date. The number of shares subject to each option will be determined by dividing the amount of the retainer fee applied to the acquisition of that option by the fair market value of the option per share, as determined under a valuation method approved by the Compensation Committee. Any grant of restricted stock will be valued based on the trading price per share of common stock on the grant date.

     Any option will become exercisable in a series of 12 successive equal monthly installments upon the optionee's completion of each month of Board service in the fiscal year for which the retainer fee election is in effect, subject to full and immediate acceleration upon certain changes in control or ownership of the Company or upon the optionee's death or disability while a Board member. Each option granted under the program will remain exercisable for vested shares until the earlier of (i) the expiration of the ten-year option term or (ii) the expiration of the 3-year period measured from the date of the optionee's cessation of Board service. Restricted stock will vest in a series of 12 successive equal monthly installments upon the completion of each month of Board service, subject to full acceleration upon the same circumstances that would trigger acceleration under an option.

GENERAL PLAN PROVISIONS

  Valuation

     For all valuation purposes under the Incentive Plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on that date, as reported on the Nasdaq National Market.

  Vesting Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will generally automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. However, the Plan Administrator may restrict acceleration and it is anticipated that, as under the Predecessor Plans, no vesting would occur if there were a management buyout of the Company.

     The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period (not to exceed 18 months) following such acquisition. The vesting of outstanding shares under the Stock Issuance Program may be accelerated upon similar terms and conditions. The Plan Administrator will also have the authority to grant options, which will immediately vest upon an acquisition of the Company, whether or not those options are assumed by the successor corporation.

     The Plan Administrator is also authorized under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in connection with a change in ownership or control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by a change in the majority of the Board by reason of one or more contested elections for Board membership). Such accelerated vesting may occur either at the time of such change in ownership or control or upon the involuntary termination of the individual's service within a designated period (not to exceed 18 months) following such change in ownership or control.

     The Plan Administrator will have the discretionary authority to extend any of the acceleration provisions of the Incentive Plan to one or more options transferred from the Predecessor Plans, which do not otherwise contain those provisions. Currently, the options transferred from the Company's Stock Option Plan are structured so that those options will immediately vest if the Company is acquired by merger or asset sale and the Company's repurchase rights with respect to the unvested shares subject to those options are not to be assigned to the successor entity or otherwise continued in effect.

     The shares subject to each option under the Director Fee Option Grant Program and the options transferred from the 1994 Non-Employee Director Stock Option Plan will immediately vest upon (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (iii) a change in the majority of the Board effected through one or more contested elections for Board membership.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

  Reload Options

     The Plan Administrator is authorized to grant options providing that, (i) to the extent the exercise price of the options or (ii) the Federal, State and local income and employment tax withholding obligations attributable to the exercise of the option, is paid in shares of common stock either (a) delivered to the Corporation by the holder or (b) withheld from shares otherwise issuable upon exercise, the holder will automatically be granted a new option covering the number of shares so delivered or withheld. The terms of the new option will be the same as the option so exercised, except that the per share exercise price of the new option will generally be the fair market value of one share of common stock on the date of grant of the new option and the term of the new option will be equal to the remaining term of the option so exercised.

  Stock Appreciation Rights

     The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Plan:

     Tandem stock appreciation rights, which may be granted under the Discretionary Option Grant Program, provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock.

     Limited stock appreciation rights may be granted under the Discretionary Option Grant Program to one or more officers of the Company as part of their option grants, and such rights will automatically be included as part of each grant made under the Automatic Option Grant and Director Fee Option Grant Programs. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price per share of common stock paid in connection with the tender offer over (b) the exercise price payable for such share.

  Changes in Capitalization

     In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Incentive Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Incentive Plan per fiscal year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the Predecessor Plans to the Incentive Plan and (vi) the maximum number and/or class of securities by which the share reserve under the Incentive Plan is to increase automatically each year. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding options there under.

  Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Option Grant Program or the purchase of shares under the Stock Issuance Program under the Incentive Plan. The Plan Administrator will determine the terms of any such financial assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

  Special Tax Election

     The Plan Administrator may provide one or more holders of options or unvested share issuances under the Incentive Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such tax liability.

  Amendment and Termination

     The Board may amend or modify the Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board, the Incentive Plan will terminate on the earliest of (i) April 15, 2010, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

OTHER PLANS

     Nothing in the Incentive Plan prohibits the Company from adopting other equity compensation programs, including those for individuals who are eligible for awards under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES

  Option Grants

     Options granted under the Incentive Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory options, which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition of the shares is made more than two years after the date the option for those shares is granted and more than one year after the date the option is exercised for such shares. If either of these periods is not met, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date those shares vest over (ii) the exercise price paid for such shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for those shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

  Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Under the current accounting principles in effect for equity incentive programs such as the Incentive Plan, the option grants under the Discretionary Option Grant and Automatic Option Grant Programs will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to the Company's financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

     Option grants or stock issuances made under the Incentive Plan with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

     The Financial Accounting Standards Board recently issued an Interpretation of APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the final Interpretation, Option grants made to non-employee consultants (but not non-employee board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation, July 1, 2000) and the vesting date of each installment of the option shares. In addition, any options which are repriced after December 15, 1998 will also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares between the grant of the repriced option (or, if later, the effective date of the final interpretation, July 1, 2000) and the date the repriced option is exercised for those shares.

     Should one or more individuals be granted stock appreciation rights under the Incentive Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock and preferred stock, voting together as a single class, is required to approve the implementation of the Incentive Plan.

RECOMMENDATION OF BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR implementation of the Incentive Plan.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 28, 2000 by (i) all persons known by the Company to beneficially own more than five percent (5%) of its outstanding Common Stock,
(ii) each Director, (iii) each of the Company's executive officers named in the Summary Compensation Table below, and (iv) all Directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated or where subject to applicable community property laws.

                                                                   AMOUNT AND
                                                                   NATURE OF          PERCENT
                            NAME                              BENEFICIAL OWNERSHIP    OF CLASS
                            ----                              --------------------    --------
Richard Thalheimer..........................................       5,000,145(1)         40.6%
Capital Research & Management...............................         935,000(2)          7.8%
Alan Thalheimer.............................................          20,301(3)            *
Morton David................................................          24,000(4)            *
Gerald Napier...............................................          17,000(5)            *
George James................................................          19,000(6)            *
Tracy Wan...................................................          52,000(7)            *
Anthony Farrell.............................................           3,500(8)            *
Gregory Alexander...........................................           8,333(9)            *
Robert Thompson.............................................           3,334(10)           *
All Directors and executive officers as a group (11
  persons)..................................................       5,164,846(11)        41.6%

---------------
  *  Less than one percent of class.

 (1) Includes 3,751,491 shares owned by The Richard J. Thalheimer Revocable Trust, of which Mr. Richard Thalheimer is trustee and sole beneficiary; 203,665 shares owned by The Richard J. Thalheimer and Elyse M. Thalheimer Family Trust, of which Mr. Richard Thalheimer is a co-beneficiary; 238,000 shares owned by The Richard J. Thalheimer Children's Trust; 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995, 183,673 shares owned by the Richard J. Thalheimer 1997 Annuity Trust, of which Mr. Richard Thalheimer is trustee, 318,430 shares owned by the Richard J. Thalheimer 1997 Grantor Annuity Trust, of which Mr. Richard Thalheimer is trustee, 523 shares owned by the Richard J. Thalheimer Irrevocable Trust of 1999 and 290,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000. Mr. Thalheimer's address is The Sharper Image, 650 Davis Street, San Francisco, California 94111.

 (2) Capital Research and Management Company ("CRMC"), a registered investment advisor, has sole dispositive power over 935,000 shares and sole voting power over 160,000 shares as of December 31, 1999. SMALLCAP World Fund, Inc. for which CRMC acts as an investment manager, has sole voting power over 775,000 of these shares.

 (3) Does not include 78,775 shares owned by Mr. Alan Thalheimer's wife. Includes 2,301 shares owned by Alan Thalheimer. Does not include 238,000 shares owned by The Richard J. Thalheimer Children's Trust, or 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995, of which Mr. Alan Thalheimer is Trustee. Includes 18,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000, of which 8,000 shares are currently subject to repurchase by the Company.

 (4) Includes 14,000 shares owned by Mr. Morton David. Includes 10,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000, of which 8,000 shares are currently subject to repurchase by the Company.

 (5) Includes 13,000 shares owned by the Napier Family Trust, of which Mr. Gerald Napier is Trustee. Includes 4,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000. 8,000 shares are currently subject to repurchase by the Company.

 (6) Includes 15,000 shares owned by Mr. George James. Includes 4,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000, which are currently subject to repurchase by the Company.

 (7) Includes 52,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000.

 (8) Includes 3,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000.

 (9) Includes 8,333 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000.

(10) Includes 3,334 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000.

(11) Includes 422,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 17, 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (hereafter referred to as the "named executive officers") serving in that capacity as of January 31, 2000:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                        COMPENSATION
                                  FISCAL                            ---------------------
                                   YEAR      ANNUAL COMPENSATION    SECURITIES UNDERLYING
                                   ENDED    ---------------------          OPTIONS              ALL OTHER
  NAME AND PRINCIPAL POSITION     JAN. 31   SALARY($)    BONUS($)       (# OF SHARES)       COMPENSATION($)(1)
  ---------------------------     -------   ---------    --------   ---------------------   ------------------
Richard Thalheimer..............   2000      603,015     302,802       200,000 shares             88,580
  Founder, Chairman of the
     Board,                        1999      549,341     269,157        90,000 shares             51,808
  and Chief Executive Officer      1998      479,134     150,000                --0--             78,783
Tracy Wan.......................   2000      283,231     100,000       175,000 shares             15,180
  President,                       1999      192,019      65,000        75,000 shares              3,945
  Chief Operating Officer          1998      156,731       --0--                --0--                775
Anthony Farrell.................   2000      202,692      50,000        61,000 shares              4,037
  Senior Vice President,
     Marketing                     1999       97,480(2)   15,000        39,000 shares                221
Gregory Alexander...............   2000      194,135      50,000        65,000 shares              9,848
  Senior Vice President,           1999      130,288      27,000        15,000 shares              2,821
  Management Information Systems   1998      105,077       --0--        15,000 shares                201
Robert Thompson.................   2000      190,865      50,000        60,000 shares              6,343
  Senior Vice President,           1999      155,000(3)   31,000        20,000 shares                804
  Merchandising

---------------
(1) Represents the following amounts for the named executive officers for the fiscal year ended January 31, 2000: (i) the premiums paid on the life insurance coverage provided such individuals, (ii) the contribution made by the Company to match the salary deferral contribution made by the officer to the Company's 401(k) Savings plan, up to a maximum of $500, (iii) the imputed value for goods and services provided by the Company, (iv) profit-sharing paid by the Company, and (v) the cash value compensation of the split-dollar life insurance policy maintained for Mr. Thalheimer. The clause (v) dollar value was determined by the demand loan approach for the benefit provided by the whole life portion of the premium paid by the Company, projected on an actuarial basis (see "Life Insurance Agreement").

     Fiscal year ended January 31, 2000:

                                                                                                    SPLIT-DOLLAR
                                                                                                   LIFE INSURANCE
                            PROFIT SHARING    LIFE INSURANCE   MATCHING 401(K)   VALUE OF GOODS     "CASH VALUE"
            NAME           CONTRIBUTIONS($)     PREMIUM($)     CONTRIBUTION($)   AND SERVICES($)   COMPENSATION($)
            ----           ----------------   --------------   ---------------   ---------------   ---------------
    Richard Thalheimer...       35,625            1,315              500             23,919            27,221
    Tracy Wan............       14,214              466              500              --0--             --0--
    Anthony Farrell......        2,222            1,315              500              --0--             --0--
    Gregory Alexander....        9,047              301              500              --0--             --0--
    Robert Thompson......        4,528            1,315              500              --0--             --0--

(2) Mr. Farrell joined the Company July 7, 1998. This reflects salary paid from July 7, 1998 through January 31, 1999, based on an annual salary of $156,000.

(3) Mr. Thompson joined the Company on January 19, 1998. This reflects salary paid for the entire 1998 fiscal year.

EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

     During fiscal 1995, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the base salary established by the Compensation Committee for each fiscal year. The base salary for fiscal 1999 was established at $605,603 and was adjusted to $681,303 for 2000.

     The Compensation Committee as administrator of the Company's Stock Option Plan and its proposed 2000 Incentive Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under those plans, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following an acquisition of the Company by merger or asset sale.

LIFE INSURANCE AGREEMENT

     Mr. Richard Thalheimer, the Company's Founder, Chairman of the Board, and Chief Executive Officer, is presently the owner and holder of 4,710,145 shares of the Company's Common Stock. The Company has been advised that on the death of Mr. Thalheimer the estate may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in May 1995, an agreement was entered into, and later amended, (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay the premiums for certain life insurance policies with an aggregate face value of $25,000,000 on the life of Richard Thalheimer. The Company will have an interest in the insurance policies equal to the amount of premiums it has paid with the balance payable to a trust created by Mr. Thalheimer. To secure the repayment of the advances, the trust has assigned the life insurance policies to the Company as collateral.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the information noted for all grants of stock options made to the named executive officers listed in the Summary Compensation Table during the fiscal year ended January 31, 2000. No stock appreciation rights were granted during such fiscal year.

                                                                                              POTENTIAL REALIZABLE
                                                       INDIVIDUAL GRANTS                            VALUE AT
                                      ----------------------------------------------------       ASSUMED ANNUAL
                                                    PERCENTAGE                                      RATES OF
                                                     OF TOTAL                                      STOCK PRICE
                                                     OPTIONS                                    APPRECIATION FOR
                                                    GRANTED TO    EXERCISE OR                    OPTION TERM(4)
                                       OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------
                NAME                  GRANTED(#)   FISCAL YEAR     ($/SH(3))       DATE        5%($)        10%($)
                ----                  ----------   ------------   -----------   ----------   ----------   ----------
Richard Thalheimer..................  200,000(1)      16.3%         $ 9.000      9/24/09     $1,132,010   $2,868,736
Tracy Wan...........................   75,000(2)       6.1%         $10.625      4/26/09        501,150    1,270,013
                                      100,000(1)       8.1%         $ 9.000      9/24/09        566,005    1,434,368
Anthony Farrell.....................   61,000(1)       5.0%         $ 9.000      9/24/09        345,263      874,965
Greg Alexander......................   65,000(1)       5.3%         $ 9.000      9/24/09        367,903      932,339
Robert Thompson.....................   60,000(1)       4.9%         $ 9.000      9/24/09        339,603      860,621

---------------
(1) The option grants have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The option grants will become exercisable in five successive equal annual installments beginning January 31, 2001, provided the optionee continued in service. These options were granted September 24, 1999.

(2) The option grant has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The option grant became exercisable in five successive equal annual installments beginning January 31, 2000, provided the optionee continues in service. These options were granted April 26, 1999.

(3) The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving same-day sale of the purchased shares.

(4) There is no assurance that the actual stock price appreciation over the ten-year option term will be at those assumed rates or at any other level. Unless the market price of the Company's common stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No stock appreciation rights have been granted under the Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                VALUE OF UNEXERCISED
                                                                                                IN-THE-MONEY OPTIONS
                                                                                                 AT FISCAL YEAR-END
                                                                 NUMBER OF UNEXERCISED        (MARKET PRICE OF SHARES
                            SHARES         VALUE REALIZED          OPTIONS AT FISCAL        AT FISCAL YEAR-END ($9.250)
                           ACQUIRED       (MARKET PRICE AT            YEAR-END(#)             LESS EXERCISE PRICE)($)
                              ON         EXERCISE DATE LESS   ---------------------------   ----------------------------
         NAME            EXERCISE(#)     EXERCISE PRICE)($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
         ----           --------------   ------------------   -----------   -------------   -----------    -------------
Richard Thalheimer....          --                  --          290,000        300,000      $1,591,250       $592,500
Tracy Wan.............      15,000            $261,688           52,000        219,000         202,000        349,625
Anthony Farrell.......          --                  --            3,000         97,000          16,125        178,750
Gregory Alexander.....          --                  --            8,333         91,667          45,207        172,919
Robert Thompson.......          --                  --            3,334         76,666          17,920        103,330

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten-percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 2000, all other
Section 16(a) filing requirements applicable to its Officers, Directors and greater than ten-percent beneficial owners were complied with.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for fiscal 1999 has been mailed concurrently with this Proxy Statement to all Stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's compensation policies and programs. The Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain of the Company's employee benefit programs, and the administration of the Company's Stock Option Plan, under which grants may be made to executive officers and other key employees. The following is a summary of policies of the Committee that affects the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     General Compensation Policy. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined primarily on the basis of the individual's position and responsibilities and the level of the individual's performance, (ii) incentive performance awards payable in cash and tied to the Company's financial performance and individual performance, and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of such executive officer's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

     Factors. The principal factors considered in establishing the components of each executive officer's compensation package, other than the Chief Executive Officer, for the fiscal year ended January 31, 2000 are summarized below. The Committee may at its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

          Base Salary. The base salary for each officer is set primarily on the basis of personal performance, level of responsibility, salary levels for comparable positions of other retailers (as estimated based on the Committee's knowledge of the retail industry), internal comparability considerations, and, to a lesser extent, on the financial performance of the Company.

          Incentive Compensation. Annual bonuses are earned by an executive officer on the basis of the Company's financial performance and the base salary, personal performance and level of responsibility of such executive officer. The specific amount paid to each executive officer, other than the Chief Executive Officer, was determined by the Company's Chief Executive Officer on the basis of personal performance and level of responsibility of each such executive officer, subject to the Committee's approval.

          Long-Term Stock-Based Incentive Compensation. Generally, the Committee approves annual grants of stock options to each of the Company's executive officers under the Stock Option Plan. These grants would continue under the Company's proposed 2000 Incentive Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. The Committee may also grant certain performance-based stock options. The size of the option grant to each executive officer generally is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability considerations regarding option grants made to other executive officers of the Company, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also considers the number of vested and unvested options held by the executive officer at the time of the proposed grant in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO Compensation. During fiscal 1995, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the base salary established by the Compensation Committee for each fiscal year. The base salary for fiscal 1999 was established at $605,603 and was adjusted to $681,303 for fiscal 2000. On the basis of the earnings per share for the fiscal year ended January 31, 2000, Mr. Thalheimer was paid a bonus of $302,802. The Committee has also established a split-dollar life insurance arrangement for Mr. Thalheimer as discussed above under "Life Insurance Agreement."

     Tax Limitation. As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

     The Company's Stock Option Plan and its proposed 2000 Incentive Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise price of option grants made under those plans will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the non-performance based cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     Submitted by the Company's Compensation Committee of the Board of
Directors:

              Gerald Napier, Member, Compensation Committee
              Morton David, Member, Compensation Committee
              George James, Member, Compensation Committee

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company.

                               PERFORMANCE GRAPH

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*
             OF THE COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX,
            THE RUSSELL 2000 INDEX AND THE NASDAQ RETAIL TRADE INDEX

     The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index, the Russell 2000 Index and the Nasdaq Retail Trade Index during the five fiscal years ended January 31, 2000. The comparison assumes that $100 was invested on January 31, 1995 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                               PERFORMANCE GRAPH

                                           SHARPER IMAGE           NASDAQ STOCK                                 NASDAQ RETAIL
                                            CORPORATION           MARKET (U.S.)           RUSSELL 2000              TRADE
                                           -------------          -------------           ------------          -------------
1/95                                           100.00                 100.00                 100.00                 100.00
1/96                                            67.27                 141.30                 130.03                 112.99
1/97                                            54.55                 185.26                 159.18                 138.98
1/98                                            59.09                 218.66                 202.86                 162.09
1/99                                           208.18                 342.21                 188.88                 198.74
1/00                                           134.55                 532.68                 185.41                 164.03

---------------
* $100 INVESTED ON 01/31/95 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS, FISCAL YEAR ENDING JANUARY 31.

                              CERTAIN TRANSACTIONS

     There were no reportable transactions during fiscal 1999.

                                   PROPOSAL 3

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The firm of Deloitte & Touche LLP served as independent auditor for the Company for the fiscal year ended January 31, 2000. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year. Accordingly, the Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as independent auditor.

     Although the selection of Deloitte & Touche LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the selection of the independent auditor for the fiscal year ending January 31, 2001. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     The Company anticipates that a representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to questions at the meeting.

     The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 2001.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 2001 must be received by the Company no later than December 29, 2000. The proposal must be mailed to the Company's principal executive offices at 650 Davis Street, San Francisco, California 94111. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Richard Thalheimer
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

May 8, 2000
San Francisco, California

                            SHARPER IMAGE CORPORATION

                            2000 STOCK INCENTIVE PLAN


                                   ARTICLE ONE

                               GENERAL PROVISIONS


        I. PURPOSE OF THE PLAN

            This 2000 Stock Incentive Plan is intended to promote the interests of Sharper Image Corporation, a Delaware corporation, by providing eligible persons in the Corporation's service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

            Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II. STRUCTURE OF THE PLAN

            A. The Plan shall be divided into four separate equity incentives programs:

                - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                - the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary),

                - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service, and

                - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special stock option grant.

            B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III. ADMINISTRATION OF THE PLAN

            A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

            B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

            D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

            E. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

        IV. ELIGIBILITY

            A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                (i) Employees,

                (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

            C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

            D. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the 2000 Annual Stockholder's Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the 2000 Annual Stockholder's Meeting, provided such individual has served on the Board for at least six months. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

            E. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

        V. STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 3,147,107 shares. Such reserve shall consist of (i) the number of shares estimated to remain available for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's stockholders, including the shares subject to outstanding options under the Predecessor Plans, (ii) plus an additional increase of approximately 750,000 shares to be approved by the Corporation's stockholders prior to the Plan Effective Date.

            B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of February each fiscal year during the term of the Plan, beginning with fiscal year 2001, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in January of the immediately preceding fiscal year, but in no event shall any such annual increase exceed 500,000 shares.

            C. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of Common Stock in the aggregate per calendar year.

            D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section II of Article Four or
Section III of Article Five of the Plan shall NOT be available for subsequent issuance under the Plan.

            E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


        I. OPTION TERMS

            Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A. EXERCISE PRICE.

                1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                   (i) cash or check made payable to the Corporation,

                   (ii) shares of Common Stock held for the requisite period
               necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                   (iii) to the extent the option is exercised for vested
               shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

            C. EFFECT OF TERMINATION OF SERVICE.

                1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                   (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                   (ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the Optionee's designated beneficiary or beneficiaries of that option.

                   (iii) Should the Optionee's Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.

                   (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                   (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

            D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

            E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

            F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

        II. INCENTIVE OPTIONS

            The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

            A. ELIGIBILITY. Incentive Options may only be granted to Employees.

            B. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            C. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

        III. CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. In the event of any Corporate Transaction, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall NOT become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or
(ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

            B. All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

            E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

            F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee's Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

            G. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation's outstanding repurchase rights under such program upon the subsequent termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

            H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

            I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        IV. CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

        V. STOCK APPRECIATION RIGHTS

            A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

            B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                   (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                   (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                   (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

            C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                   (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                   (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                   (iii) At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

        VI. RELOAD OPTIONS

            The Plan Administrator shall have the authority to grant to selected optionees an option providing that, to the extent that the exercise price of an option (or the Federal, state and local income and employment tax withholding obligations attributable thereto) is paid in shares of Common Stock (whether delivered to the Corporation by the holder or withheld from shares otherwise issuable upon exercise), the holder will automatically be granted a new option covering the number of shares so delivered or withheld; the terms of the new option shall be the same as the option so exercised, except that the per share exercise price of the new option shall be the Fair Market Value of one share of Common Stock on the date of grant of the new option and the term of the new option shall be equal to the remaining term of the option so exercised.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


        I. STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

            A. PURCHASE PRICE.

                1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                   (i) cash or check made payable to the Corporation, or

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

            B. VESTING PROVISIONS.

                1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

                2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                6. Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

        II. CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

            B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

            C. The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Change in Control or upon the subsequent termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control.

        III. SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


        I. OPTION TERMS

            A. GRANT DATES. Option grants shall be made on the dates specified below:

                1. Each individual who is first elected or appointed as a non-employee Board member at any time on or after the 2000 Annual Stockholder's Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 2,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                2. Each individual who is to continue to serve as a non-employee Board member shall automatically be granted on the first day of each fiscal quarter, beginning with the fiscal quarter following the 2000 Annual Stockholder's meeting, a Non-Statutory Option to purchase 2,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 2,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Effective Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.

            B. EXERCISE PRICE.

                1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            C. OPTION TERM. Each option shall have a term of ten (10) years measured from the option grant date.

            D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 2,000 share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of service measured from the option grant date.

            E. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with the Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            F. TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                   (i) Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under the Plan, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                   (ii) Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death) by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve
        (12) month period measured from the date of the Optionee's death.

                   (iii) Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of those vested shares of Common Stock.

                   (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the post-service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.

        II. CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

            A. In the event of a Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            B. In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

            C. All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

            D. Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program.

The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

            E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

            F. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        III. REMAINING TERMS

            The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                        DIRECTOR FEE OPTION GRANT PROGRAM


        I. OPTION GRANTS

            The Primary Committee shall have the sole and exclusive authority to determine the fiscal year or years for which the Director Fee Option Grant Program is to be in effect. For each such fiscal year the program is in effect, each non-employee Board member may irrevocably elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board for that year to the acquisition of a special option or restricted stock grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to the first day of the fiscal year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option or shares of restricted stock under this Director Fee Option Grant Program on the first trading day in February in the fiscal year for which the retainer fee election is in effect.

        II. OPTION TERMS

            Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

            A. EXERCISE PRICE.

                1. The exercise price per share shall be the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined by dividing the amount of the retainer fee applied to the acquisition of the option by the fair market value of the option, per share, as determined under a valuation method approved by the Compensation Committee.

            C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) equal monthly installments upon the Optionee's completion of each calendar month of Board service during the fiscal year for which the retainer fee election is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

            D. LIMITED TRANSFERABILITY OF OPTIONS. Each option under this Article Five may be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's family or to a trust established exclusively for one or more such family members or to Optionee's former spouse, to the extent such assignment is in connection with Optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

            E. TERMINATION OF BOARD SERVICE. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Director Fee Option Grant Program, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

            F. DEATH OR PERMANENT DISABILITY. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may be exercised for any or all of those shares as fully vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. To the extent such option is held by the Optionee at the time of his or death, that option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option.

               Should the Optionee die after cessation of Board service but while holding one or more options under this Director Fee Option Grant Program, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance or by the designated beneficiary or beneficiaries of such option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

        III. RESTRICTED STOCK GRANTS

            Each restricted stock grant shall be governed by the terms and conditions specified below.

            A. PURCHASE PRICE.

                1. The purchase price per share shall be the Fair Market Value per share of Common Stock on the option grant date.

                2. The purchase price shall become immediately due upon purchase of the shares of restricted stock and shall be payable in one or more of the alternative forms authorized under the Stock Issuance Program.

            B. NUMBER OF SHARES OF RESTRICTED STOCK. The number of shares of restricted stock shall be determined by dividing the amount of the retainer fee applied to the acquisition of the option by the Fair Market Value per share of common stock on the grant date.

            C. VESTING. The shares of restricted stock shall become vested in a series of twelve (12) equal monthly installments upon the participant's completion of each calendar month of Board service during the fiscal year for which the retainer fee election is in effect.

            D. TERMINATION OF BOARD SERVICE. Should the participant cease Board service for any reason (other than death or Permanent Disability) while holding unvested shares under this Director Fee Option Grant Program, then those unvested shares shall be immediately surrendered to the Corporation for cancellation, and the participant shall have no further stockholder rights with respect to those shares.

            E. DEATH OR PERMANENT DISABILITY. Should the participant's service as a Board member cease by reason of death or Permanent Disability, then each share of restricted stock held by such participant under this Director Fee Option Grant Program shall immediately become fully vested for all the shares of Common Stock.


        IV. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option

Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed and shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

            B. In the event of a Change in Control while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Director Fee Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Director Fee Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

            E. In the event of any Corporate Transaction while the participant remains a Board member, each share of restricted stock held by such participant under this Director Fee Option Grant Program shall automatically accelerate so that each such share of restricted stock shall, immediately prior to the effective date of the Corporate Transaction, become a fully vested share of Common Stock.

            F. In the event of a Change in Control while the participant remains a Board member, each share of restricted stock held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such share of restricted stock shall, immediately prior to the effective date of the Change in Control, become a fully vested share of Common Stock.

            G. The grant of options or restricted stock under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        V. REMAINING TERMS

            The remaining terms of each option and each restricted stock grant under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program and restricted stock grants made under the Stock Issuance Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS


        I. FINANCING

            The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

        II. TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        III. EFFECTIVE DATE AND TERM OF THE PLAN

            A. The Plan shall become effective immediately on the Plan Effective Date. However, the Director Fee Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date.

            B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

            C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

            D. The Plan shall terminate upon the earliest to occur of (i) April 15, 2010, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on April 15, 2010, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

        IV. AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

            B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        V. USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VI. REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VII. NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, subject to the terms of any written employment agreement executed by both parties, to terminate such person's Service at any time for any reason, with or without cause.

        VIII. OTHER PROGRAMS

            Nothing in the Plan will prevent the Corporation from adopting other equity compensation programs, including programs that may include persons eligible to participate in this Plan.

                                    APPENDIX


            The following definitions shall be in effect under the Plan:

            A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under Article Five of the Plan.

            B. BOARD shall mean the Corporation's Board of Directors.

            C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                   (i) any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                   (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

            D. CODE shall mean the Internal Revenue Code of 1986, as amended.

            E. COMMON STOCK shall mean the Corporation's common stock.

            F. CORPORATE TRANSACTION shall mean any of the following stockholder-approved transactions to which the Corporation is a party:

                   (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated;

                   (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation; or


                                      A-1.

                   (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

            G. CORPORATION shall mean Sharper Image Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Sharper Image Corporation which shall by appropriate action adopt the Plan.

            H. DIRECTOR FEE OPTION GRANT PROGRAM shall mean the special stock option grant in effect for non-employee Board members under Article Five of the Plan.

            I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under Article Two of the Plan.

            J. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

            K. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

            L. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                   (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                   (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                   (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price



                                      A-2.

        per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

            M. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

            N. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

            O. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                   (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                   (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            P. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

            Q. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.


                                      A-3.

            R. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

            S. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

            T. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            U. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

            V. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            W. PLAN shall mean the Corporation's 2000 Stock Incentive Plan, as set forth in this document.

            X. PLAN ADMINISTRATOR shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

            Y. PLAN EFFECTIVE DATE shall mean the date the Plan is approved by the Corporation's shareholders.

            Z. PREDECESSOR PLANS shall mean the Corporation's Employee Stock Option Plan and Non-Employee Director Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

            AA. PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.


                                      A-4.

PROXY




                           SHARPER IMAGE CORPORATION
                   650 DAVIS STREET, SAN FRANCISCO, CA 94111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard Thalheimer and Jeffrey Forgan, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Sharper Image Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sharper Image Corporation to be held at the World Trade Club, Ferry Building, San Francisco, California 94111, on June 12, 2000 at 10:00 a.m., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)






--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                            Please mark
                                                           your votes as  [X]
                                                           indicated in
                                                           this example.



                                                                                          WITHHOLD
                                                               FOR                        AUTHORITY
                                                           all nominees                 to vote for all
                                                           listed below              nominees listed below
1.    ELECTION OF DIRECTORS                                    [  ]                          [  ]
      AUTHORITY TO VOTE FOR ANY NOMINEE
      MAY BE WITHHELD BY LINING THROUGH SUCH
      NOMINEE'S NAME BELOW.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

      RICHARD J. THALHEIMER, ALAN R. THALHEIMER,
      GERALD NAPIER, MORTON DAVID, GEORGE JAMES

                                                               FOR          AGAINST       ABSTAIN
2.    PROPOSAL TO APPROVE THE COMPANY'S 2000                   [  ]          [  ]           [  ]
      STOCK OPTION PLAN. (The Board of Directors
      recommends a vote FOR.)


                                                               FOR          AGAINST       ABSTAIN
3.    PROPOSAL TO RATIFY THE SELECTION OF                      [  ]          [  ]           [  ]
      DELOITTE & TOUCHE LLP AS THE COMPANY'S
      INDEPENDENT AUDITOR. (The Board of Directors
      recommends a vote FOR.)

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof.


                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE
                                    VOTED IN THE MANNER DIRECTED HEREIN BY THE
                                    UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
                                    MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS
                                    1, 2, 3 AND 4 IN THE DISCRETION OF THE PROXY
                                    HOLDERS, UPON SUCH OTHER BUSINESS AS MAY
                                    PROPERLY COME BEFORE THE MEETING AND AT ANY
                                    ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE




Signature(s)______________________________________________ Dated:________, 2000

Please sign exactly as name appears above. When shares are held jointly, every holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -